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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                    PURSUANT TO SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 18, 1996


                     WPS Receivables Corporation on behalf
               of the WestPoint Stevens Receivables Master Trust
            (Issuer in respect of the WestPoint Stevens Receivables
                  Master Trust Floating Rate Trade Receivables
                   Participation Certificates, Series 1994-1)
            --------------------------------------------------------
             (Exact name of registrant as specified on its charter)






          Delaware                        33-76956              58-2080658
----------------------------        ---------------------     -----------------
(State or other jurisdiction        (Commission File No.)     (I.R.S. Employer
of incorporation                                             Identification No.)
or organization)


507 West 10th Street, West Point, Georgia                       31833
-----------------------------------------                  ---------------
Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:     (706) 645-4248
                                                     -------------------



                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 5.       Other Events.

              The Registrant is filing the exhibit listed in Item 7 below.

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

Exhibit 99.2 Monthly Settlement Statement for the Floating Rate Trade Receivables Participation Certificates, Series 1994-1 with respect to the December 18, 1996 Distribution Date.





























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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the WestPoint Stevens Receivables Master Trust by the undersigned, hereunto duly authorized.


                                          WESTPOINT STEVENS RECEIVABLES
                                            MASTER TRUST

                                          By:  WPS RECEIVABLES CORPORATION,
                                                 as Depositor



                                          By:     /s/ Craig J. Berlin
                                             --------------------------------
                                              Craig J. Berlin
                                              President


Date: December 18, 1996



















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                                  EXHIBIT LIST


Exhibit
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

 99.2         Monthly Settlement Statement for the Floating Rate Trade
              Receivables Participation Certificates, Series 1994-1 with respect to the December 18, 1996 Distribution Date






























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